                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 KFx Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[Logo appears here]

KFx Inc.
3300 East First Avenue, Suite 290
Denver, Colorado 80206


                                                                  April 29, 2002

Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of KFx Inc., which will be held at 10:00 a.m. local time on Friday, June 14, 2002 at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206.

     The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

     The Annual Report for the year ended December 31, 2001 is enclosed, and I hope you will read it carefully. Feel free to forward to us any questions you may have if you are unable to be present at the meeting. Our World Wide Web homepage on the Internet is a convenient way to communicate with us. Our homepage is located at http://www.kfx.com.
                       ------------------

     Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not attend the meeting. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, Interwest Transfer Company, in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.


                              Sincerely,



                              Theodore Venners
                              Chairman of the Board of Directors
                              President and Chief Executive Officer

[Logo appears here]

KFx Inc.
3300 East First Avenue, Suite 290
Denver, Colorado 80206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 14, 2002
                                                                  April 29, 2002

To the Stockholders of KFx Inc.:

     The 2002 Annual Meeting of the Stockholders of KFx Inc. will be held on Friday, June 14, 2002 at 10:00 a.m. local time at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206. The purpose of the meeting is to consider and take action upon the following matters:

1.   Election of three directors.

2.   Ratification and approval of the Company's 2002 Stock Incentive Plan.

3. Approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2002.

4. Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

     Only stockholders of record as of the close of business on April 29, 2002 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

     The by-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

     THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

     This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.


                              Rudolph G. Swenson
                              Secretary

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at the 2002 Annual Meeting of the Stockholders to be held on Friday, June 14, 2002 at 10:00 a.m. local time at our executive offices, 3300 East First Avenue, Suite 290, Denver, Colorado 80206, and all postponements, continuations or adjournments thereof. This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about May 6, 2002.

                               VOTING PROCEDURES

     The presence in person or by proxy of a majority of our outstanding shares of common stock, $.001 par value, entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy. Your vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

     Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the nominees for director, FOR the ratification and approval of the Company's 2002 Stock Incentive Plan, FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2002, and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting. You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting. Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective.

     The election of each director nominee requires the affirmative vote of a plurality of the votes cast in the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required for ratification and approval of the Company's 2002 Stock Incentive Plan, for approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2002 and all other matters that may be submitted to our stockholders for consideration.

     Those shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum. Each will be tabulated separately.

     Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the proposals contained in this proxy other than the ratification and approval of the 2002 Stock Incentive Plan.

     Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Votes cast by proxy will be tabulated by an automated system administered by Interwest Transfer Company, Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

     Our outstanding shares entitled to vote as of April 29, 2002 (the record date) consisted of 32,615,879 shares of common stock. Only stockholders of record at the close of business on April 29, 2002 are entitled to vote at the meeting. Each share is entitled to one vote.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS
                             ---------------------

     Our Certificate of Incorporation provides for a board of directors consisting of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in our Bylaws, our Board has currently set the total number of directors at nine, with three directors in Class I, three directors in Class II and three directors in Class III. The current terms of the Class II and Class III directors expire at our annual meeting of stockholders in 2003 and 2004, respectively. The current term of the Class I directors expires at the meeting.

     Our Board has nominated Jack C. Pester, James S. Pignatelli and Theodore Venners for election as Class I directors to serve a three-year term expiring at the 2005 annual meeting of stockholders and until their successors are elected and qualified.

     Shares represented by properly executed proxies will be voted to elect the director nominees, unless authority to so vote is withheld. The nominees are currently members of the Board and have indicated a willingness to serve as directors if reelected. Our Board has no reason to believe that any director nominee will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any, nominated by our Board.

OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1

Directors

     The following table sets forth certain information with respect to our director nominees and the directors who will continue in office after the meeting including the name and age of each director and nominee, his principal occupation and business experience during the past five years, and the commencement of his term as a director.

                             Nominees for Election

                                     Principal Occupation or Employment During the Past           Director
       Name and Age                           Five Years; Other Directorships                       Since
       ------------                           -------------------------------                       -----
Jack C. Pester (67)          Mr. Pester served as our consultant from April 1999 through             1994
                             January 2000.  Mr. Pester retired in April 1999 from his position as Senior Vice President of international refining and marketing for The Coastal Corporation, a diversified energy company, which position he held since 1987.  Mr. Pester is a past president of the Independent Refiners Association of America and the Petroleum
                             Marketers Association of America.  Mr. Pester is a director of
                             AmerUS Life Insurance Company (formerly American Mutual Life
                             Insurance Company) of Des Moines, Iowa.

James S. Pignatelli (58)     Chairman of the Board, Chief Executive Officer and President of         2001
                             Unisource Energy Corporation, an electric utility holding
                             company, and Chairman of the Board, Chief Executive Officer and
                             President of Tucson Electric Power Company, its principal
                             subsidiary, since July 1998.  Previously he served those
                             companies as Senior Vice President and Chief Operating Officer.
                             He was appointed to our Board in June 2001.  Mr. Pignatelli has spent his entire business career in the electric utility
                             industry.  Mr. Pignatelli serves on the Board of directors of
                             Millennium Energy Holdings, Inc., TMC Healthcare, Greater Tucson
                             Economic Council, Southern Arizona Leadership Council, Habitat
                             for Humanity Advisory Board and the Arizona Council on Economic
                             Education.  His memberships include the Tucson Airport Authority,
                             Tucson 30, Arizona-Mexico Commission and the State Bar of
                             California.

Theodore Venners (54)        Chairman of our Board since July 1993, and President and Chief          1992
                             Executive Officer since October 1995.  Mr. Venners also served as our President since our inception to September 1993.  He has also served as Chairman of the Board of our subsidiary, Pegasus
                             Technologies, Inc., since March 1998.  He is a founding partner of K-Fuel Limited Partnership and its predecessor, K-Fuel
                             Partnership, and served as managing partner of those entities from 1984 until their merger with us in December 1992.  Mr.
                             Venners is a director of Northwestern Engineering Company.

         Directors Whose Term of Office Will Continue after the Meeting

                                    Principal Occupation or Employment During the Past           Director
       Name and Age                          Five Years; Other Directorships                      Since
       ------------                          -------------------------------                      -----
Stanford M. Adelstein (70)   Chairman of the Board and President of Northwestern Engineering         1998
(Class III Director)         Company, a holding company whose subsidiaries are engaged in real estate management, wood products, asphalt paving, and manufacturing ready-mix concrete, since 1966.

Vincent N. Cook (67)         A founding stockholder.  Mr. Cook has been President and Chief          1996
(Class II Director)          Executive Officer of Visions Incorporated International
                             Partners and Associates since 1989.  Mr. Cook has served as a consultant to and the Vice Chairman of the Board of Directors
                             of Science Applications International Corporation since 1992.

Gary Nicholson (44)          Mr. Nicholson became Chief Executive Officer of Pegasus                 2000
(Class III Director)         Technologies, Inc. in February 2001.  Prior to joining Pegasus he was head of Rolls-Royce's Power Gen Controls unit from 1985.

David H. Russell (55)        Mr. Russell served as Vice Chairman of Werner Offshore, Inc., a         1999
(Class II Director)          marine technology company, and as a consultant to Thompson
                             Financial Services from January 1995 to January 1998.  Mr.
                             Russell was the President, Chief Executive Officer and a
                             founding stockholder of Dalcomp, Inc., a provider of computer software and telecommunications services, from 1980 until
                             January 1995, when Dalcomp was acquired by Thompson Financial
                             Services.  Mr. Russell is also a director of DermaRx Corp. and
                             MacroChem Corp. and of the charitable organizations Hamilton
                             Foundation and Trickle-Up Program.

Mark S. Sexton (46)          Chairman of the Board, Chief Executive Officer and President of         1999
(Class III Director)         Evergreen Resources, Inc., an independent energy company, since
                             1996.  From 1989 to 1996 Mr. Sexton was Vice President of
                             Operations for Evergreen Resources, Inc. and President of
                             Evergreen Operating Company, its wholly-owned subsidiary.  Mr.
                             Sexton is a registered professional engineer in Colorado.

Stanley G. Tate (74)         A founding stockholder.  Mr. Tate has been the principal                1997
(Class II Director)          stockholder and President of Tate Enterprises, a holding
                             company whose entities are involved in real estate development, construction, investments and consulting and receivership
                             activities, since 1987.

     Mr. Russell serves as a director pursuant to a Stock Purchase Agreement dated July 27, 1995 between Mr. Russell and us. Pursuant to a series of agreements we have with a subsidiary of Black Hills Corporation ("BKH"), BKH has the right to designate one nominee for election to our Board of Directors. To date, BKH has declined to exercise this right.

Board Meetings

     During 2001 our Board met seven times. The Board also took action five times by unanimous written consent. During 2001, all directors except Mr. Russell attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2001 and (ii) the total number of meetings held by all committees of the Board on which he served in 2001.

Committees of the Board

     Audit Committee. The Board has an Audit Committee and, during 2001, its members were Stanley G. Tate (Chairman), Vincent N. Cook and David H. Russell. Each member of the Audit Committee is "independent" within the meaning of the American Stock Exchange listing standards. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the range of audit and non-audit fees and reviews with the independent accountants the adequacy of our internal accounting controls. The Board adopted the Audit Committee Charter in June 2000. The Audit Committee met with our independent accountants in January 2001, to discuss preparation of the audit for the year ended December 31, 2000, and in July 2001 to plan the scope of the audit for the year ended December 31, 2001.

     Compensation Committee. The Board has a Compensation Committee and, during 2001, its members were Mark S. Sexton (Chairman), Stanford M. Adelstein and Jack
C. Pester. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards, and administers the Company's stock option plans. The Compensation Committee met one time in 2001 and took action two times by unanimous written consent.

     Executive Committee. The Board formed an Executive Committee in April 1999 and, during 2001, its members were Jack C. Pester (Chairman), Vincent N. Cook, Mark S. Sexton, Stanley G. Tate and Theodore Venners. The Executive Committee has and may exercise all of the authority of our entire Board of Directors in our business and affairs, except where action of our entire Board is required by statute. The Executive Committee met three times in 2001.

Compensation of Directors

     Cash Compensation. Directors who are not our employees have historically received an annual retainer of $4,000 and a fee of $500 for attending each regular meeting of the Board and $300 for participating in each meeting of the Board held by means of telephone conference call and for participating in certain meetings of committees of the Board. Each non-employee director also received an annual automatic grant of options to purchase 10,000 shares pursuant
to the 1996 Stock Option and Incentive Plan (the "1996 Plan").   See "1996 Stock
Option and Incentive Plan," below. The Board of Directors discontinued payment of cash fees and the automatic grant of options under the 1996 Plan to the Board beginning July 1, 1999. In lieu of cash compensation for the second half of 1999 and for all of 2000 and 2001, Board members received stock appreciation rights, or SARs, granted pursuant to our 1999 Stock Incentive Plan (the "1999 Plan"). See "1999 Stock Incentive Plan," below. Mr. Venners is an employee and does not receive any compensation from us for his service as a director or as a member of the Executive Committee. Mr. Nicholson is an employee of our subsidiary, Pegasus Technologies, Inc., and does not receive any compensation from us for his service as a director. Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending meetings.

     1999 Stock Incentive Plan. In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares of common stock for issuance upon the exercise of options, SARs, dividend equivalent rights, restricted stock and other awards granted under the 1999 Plan. Awards granted under the 1999 Plan to directors may be nonqualified stock options, SARs, dividend equivalent rights, restricted stock or other awards. The 1999 Plan authorizes the plan administrator to determine the terms and conditions of any award, except that the exercise price of nonqualified stock options cannot be less than 85% of the fair market value of the common stock on the date the option is granted. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of us as specified in agreements issued under the 1999 Plan. The plan administrator may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any merger, consolidation, change of control or similar corporate transaction involving us.

     1998 Directors Nonqualified Stock Option Plan. In August 1998, we adopted the 1998 Directors Nonqualified Stock Option Plan (the "1998 Plan") and reserved 200,000 shares of common stock for issuance upon exercise of options granted under the 1998 Plan. Under the 1998 Plan, nonqualified stock options may be granted to directors in such number, at such price not less than the greater of
(i) $3.75 per share or (ii) the fair market value of the common stock on the date of grant, and with such other terms as the plan administrator may determine. Shares of common stock acquired upon exercise of the stock options are subject to repurchase by the Company at the exercise price if a director ceases to serve as a director for any reason other than death before the first anniversary of the date of grant. In addition, options granted under the 1998 Plan will not be exercisable by a director if the plan administrator determines that the director has committed certain specified acts of misconduct or made unauthorized disclosures of trade secret or confidential information of the Company. No options were granted to directors under the 1998 Plan in 2001.

     1996 Stock Option and Incentive Plan. From 1996 through 1998, directors who were not our employees received an annual grant of options to purchase 10,000 shares of Common Stock under the 1996 Plan. Under the terms of the 1996 Plan, the grant of nonqualified stock options to non-employee directors was automatic on the third business day after the annual meeting of stockholders. The options were immediately vested on the date of grant. If a non-employee acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, the Company had the right to repurchase the shares at the exercise price. The exercise price was not less than the average daily market price for the five consecutive trading days immediately preceding the grant date.

     Restricted Stock Plan for Directors and Selected Officers. In December 1993, our stockholders approved and adopted the Restricted Stock Plan for Directors and Selected Officers (the "Directors Plan"). We have reserved 500,000 shares for issuance under the Directors Plan. The Directors Plan provided that commencing as of the effective date of the Directors Plan, any and all fees payable to directors for their service on the Board, and the salary payable to selected officers after the date that they became participants in the Directors Plan, were paid entirely and solely in shares of restricted stock. Although the Directors Plan is still in existence, we changed the compensation policy of our directors beginning in 1996 (see "Compensation of Directors" discussed previously) and do not currently foresee any additional issuance of
shares under the Directors Plan.   As of April 30, 2002, 131,338 shares have
been granted, leaving 368,662 shares available for grant under the Directors
Plan.

     As compensation for their service in 2001, non-employee Board members were each granted 50,000 SARs on an annual basis under the 1999 Plan at an exercise price of $1.375 per share, which was the closing price of our common stock on the American Stock Exchange on the first trading day of the calendar year. All SARs granted to Board members under the 1999 Plan are fully vested upon the date of grant and expire 10 years after the date of grant. The SARs are not exercisable until the conversion, redemption or maturity of our outstanding 6% Convertible Debentures. After the SARs become exercisable, we have the option to convert them to nonqualified stock options or restricted stock grants.

                               EXECUTIVE OFFICERS
                               ------------------

     Set forth below is certain information regarding our executive officers, including age, principal occupation during the last five years and the date each first became an executive officer.

                                                                                        Executive Officer
      Name (Age)                      Present Executive Office                                Since
      ----------                      ------------------------                                -----
Theodore Venners (54)       Chairman of our Board, President and Chief Executive               1992
                            Officer.  More detailed information regarding Mr. Venners'
                            business experience is set forth under "Directors."

Patrick S. Flaherty (37)    Vice President of Finance and Chief Financial Officer              2001
                            since July 2001.  Mr. Flaherty served as Controller of our
                            Pegasus Technologies, Inc. subsidiary since March 2000.
                            Mr. Flaherty joined Steris Corporation as Division
                            Controller and Director of Finance in 1996.  Mr. Flaherty
                            is a certified public accountant.

Rudolph G. Swenson (64)     Secretary and Treasurer since 1992 and Vice President of           1992
                            Contracts and Patents since June 1996.  From January 1994
                            to June 1996, Mr. Swenson served us as Chief Financial
                            Officer.  Mr. Swenson is a past member of the Board of
                            Directors of the Black Hills Regional Eye Institute.

                             EXECUTIVE COMPENSATION
                             ----------------------

Summary Compensation Table

     The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2001 (the "Named Executive Officers").

                                                            Long-Term Compensation
                                   Annual Compensation               Awards
                                   -------------------      ----------------------
                                                                  Securities
       Name and                                                     Underlying
  Principal Positions       Year    Salary    Bonus              Options/SARs (#)
  -------------------       ----    ------    -----         ----------------------
Theodore Venners            2001   $120,000  $ 60,000                 100,000
  Chairman of the Board     2000    120,000    60,000/(1)/                 --
  President and CEO         1999    120,000        --                 150,000


Rudolph G. Swenson          2001     85,000  $ 30,000                  75,000
   Vice President,          2000     80,000        --                      --
   Secretary & Treasurer    1999     80,000        --                  30,000

Patrick S. Flaherty         2001     95,961  $ 15,000                  50,000
   Vice President & CFO     2000     69,907  $ 15,000                      --

_______________

/(1)/ Payment of half of the bonus was deferred to 2001. Accordingly, Mr. Venners received a $30,000 bonus payment during 2000 and received the remaining $30,000 in 2001.

      The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees such as group health insurance, paid parking, certain educational and training programs, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

                         Compensation Pursuant to Plans

1992 Plan

     In 1993, our stockholders approved and adopted the Amended and Restated Stock Option Plan (the "1992 Plan"). We have reserved 1,000,000 shares of common stock for issuance under the 1992 Plan. As of April 29, 2002, stock options for 772,000 shares had been granted, leaving stock options for 228,000 shares available for grant under the 1992 Plan.

1996 Plan

     In 1996, our stockholders approved and adopted the 1996 Plan. We have reserved 1,500,000 shares of common stock for issuance under the 1996 Plan. As of April 29, 2002, stock options and SARs for 1,349,334 shares had been granted, leaving awards for 150,666 shares available for grant under the 1996 Plan.

1999 Plan

     In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares for issuance under the 1999 Plan. Under the 1999 Plan, as of April 29, 2002, stock grants, options and SARs for 1,950,000 shares had been granted, leaving 50,000 shares available for grant under the 1999 Plan.

Stock Options and SARs Granted During 2001

     Mr. Venners was awarded 100,000 SARs and Mr. Swenson was awarded 75,000 SARs during 2001. Both awards were at $2.25 per share, the closing market price on the trading day following the awards. The SARs expire December 31, 2002, but are not exercisable until the Company's 6% Convertible Debentures have been retired.

2001 Year-End Option and SAR Values

     The following table reports certain information regarding outstanding stock options and SARs held at December 31, 2001 by the Named Executive Officers. No stock options or stock appreciation rights were exercised during 2001.

                      2001 Year-End Option and SAR Values

                                                                                Value of
                                                      Number                  Unexercised
                                                  of Unexercised              In-the-Money
                        Shares               Options/SARs at 12/31/01   Options/SARs at 12/31/01
                      Acquired on    Value        (Exercisable /             (Exercisable /
Name                    Exercise    Realized      Unexercisable)          Unexercisable)/(1)/
-------------------------------------------------------------------------------------------------
Theodore Venners            -           -       840,000 / 340,000            $  0 /$297,500
Rudolph G. Swenson          -           -       130,000 / 120,000            $  0 /$100,200
Patrick S. Flaherty         -           -             0 /  50,000            $  0 /$ 14,500

_______________

/(1)/ Based on the closing price of $2.99 of the common stock on the American
      Stock Exchange on December 31, 2001.

Compensation Committee Interlocks and Insider Participation

     Mr. Theodore Venners, our Chairman of the Board, Chief Executive Officer and President, serves as a director of Northwestern Engineering Company. Mr. Stanford Adelstein, the Chairman of the Board and the President of Northwestern Engineering Company, serves as our director and a member of our Compensation Committee.

                   Committee Report on Executive Compensation

Executive Compensation

     All decisions on compensation for our executive officers are made by the Compensation Committee of the Board. The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash bonuses and long-term incentives in the form of stock options or SARs.

     The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success. In addition, the committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect our performance and the contributions of each executive.

     External competitiveness is an important element of the committee's compensation policy. The competitiveness of compensation for our executives is assessed by comparing it to market data.

     The process of determining each of the elements of compensation for our executive officers is outlined below.

     Base Salary

     Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size, market capitalizations and complexity. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness. It is the committee's intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

     Cash Bonus

     The committee establishes a median potential bonus for each executive officer by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries. The committee's determination with respect to bonuses is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value.

     Stock Incentive Program

     Our primary goal is to excel in the creation of long-term value for our stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options and SARs to purchase our common stock.

     The committee and management believe that awards of stock options and SARs to purchase our shares accomplish many objectives. The grant of options and SARs to key employees encourages equity ownership in us, and closely aligns management's interest to the interests of all the stockholders. The emphasis on stock options and SARs also results in management's compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options and SARs are an incentive for key employees to remain with us long-term.

     Awards are not made annually in conjunction with the annual review of cash compensation, but are made periodically. The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive's future potential within the organization), as well as the value of previously awarded options and SARs as described above, in determining awards.

Policy on Deductibility of Compensation

     The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as "performance based." The annual cash compensation paid to our individual executives does not approach the $1 million threshold, and we believe that our stock incentive plans qualify as "performance based." Therefore, we do not believe any further action is necessary in order to comply with Section 162(m). From time to time, the committee will re-examine our compensation practices and the effect of Section 162(m).

2001 CEO Compensation

     Cash compensation for Mr. Theodore Venners is reviewed by both the committee and the full Board. The committee and the Board evaluate Mr. Venners' performance and compensation using a process similar to that used for our other executive officers.

     Awards to Mr. Venners of stock options or SARs to purchase our shares of common stock are reviewed and determined periodically by the committee using criteria similar to that used for our other executive officers. Mr. Venners was awarded 100,000 SARs to purchase shares of our common stock in 2001.


              The Compensation Committee of the Board of Directors
                          Mr. Mark S. Sexton, Chairman
                           Mr. Stanford M. Adelstein
                               Mr. Jack C. Pester

                         Comparative Performance Graph

     The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns (assuming reinvestment of dividends) for our common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. The following graph assumes $100 invested on December 31, 1995 in our common stock, the Russell 2000(R) Index and a peer group of companies. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

     Comparison of Total Return Among KFx Inc., the Russell 2000(R) Index,
           The Peer Group of Companies, and the Standard & Poor's 500
                  from December 31, 1996 to December 31, 2001

                 Comparison of 5 Year Cumulative Total Return
                      Assumes Initial Investment of $100

                       [Performance Chart Appears Here]


                      12/29/97      12/31/98    12/31/99   12/31/00   12/31/01
                  ------------------------------------------------------------
      KFX               59            27          31         30         54
Russell 2000(R)        122           119         145        141        144
  Peer Group           127           120         154        215        120
   S&P 500             133           171         208        189        166

     In addition to us, the Peer Group is comprised of the following companies:
AES Corporation; Calpine Corporation; NRG Energy Inc.; Ballard Power Systems Inc.; Innogy Holdings ADR; Huaneng Power International Inc; Consolidated Energy Inc.; Massey Energy Company; Arch Coal Inc.; Covanta

Energy Corporation; Active Power Inc.; FuelCell Energy, Inc.; Plug Power, Inc.; USEC Inc.; H Power Corporation; Penn Virginia Corporation; Proton Energy Systems, Inc.; Beacon Power Corporation; Millenium Cell, Inc.; Hydrogenics Corporation; Alliance Resources Partners, LP; Evergreen Solar, Inc.; Westmoreland Coal Company; Rentech Inc; High Plains Corporation; DCH Technology, Inc.; York Research Corporation; U.S. Energy Systems, Inc; Yanzhou Coal Mining Company, Ltd.; and Suncor Energy, Inc. All companies in the Peer Group are listed on U.S. stock exchanges or the Nasdaq system.

     We are excluded from the Peer Group for purposes of the comparative performance graph.

     From July 21, 1994 to January 29, 1996, our common stock was traded on the Nasdaq SmallCap Market under the trading symbol "KFXI." Beginning January 30, 1996, our common stock was traded on the American Stock Exchange under the trading symbol "KFX."

                                STOCK OWNERSHIP
                                ---------------

     The following table sets forth certain information, as of April 29, 2002, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) the CEO and each Named Executive Officer, and (4) by all of our directors and executive officers as a group.

                                    Shares Beneficially
         Name and Address                  Owned             Percentage of Class
         ----------------                  -----             -------------------
Stanford M. Adelstein                       200,000  /(1)/            *

Vincent N. Cook                             412,500  /(2)/          1.3%

Cristobal Energy Co., Inc.                3,172,640                 9.7%
1270 Stone Canyon Road
Los Angeles, California 90077

Landrica Development Company              3,000,000  /(3)/          8.8%
818 St. Joseph Street
Rapid City, South Dakota 57701

Gary Nicholson                                    0                   *

Westcliff Capital Management, LLC         2,656,700  /(4)/          7.8%
200 Seventh Avenue, Suite 105
Santa Cruz, California 95062

Jack C. Pester                              101,126  /(5)/            *

David H. Russell                          1,236,500                 3.8%

Mark S. Sexton                            1,066,666  /(6)/          3.2%

Stanley G. Tate                             518,050  /(7)/          1.6%

Theodore Venners                          4,334,134  /(8)/         12.9%
3300 East First Avenue, Suite 290
Denver, Colorado 80206

Rudolph G. Swenson                          280,100  /(9)/            *
3300 East First Avenue, Suite 290
Denver, Colorado 80206


All directors and executive officers
     as a group (10 persons)              8,145,076 /(10)/         23.4%

_______________
* Less than 1 percent.

/(1)/ Represents shares owned by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the outstanding voting shares of capital stock

/(2)/ Includes 300,000 shares owned by an investment partnership controlled by Mr. Cook and 20,000 shares which Mr. Cook has the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options. Mr. Cook disclaims beneficial ownership of the 300,000 shares owned by the investment partnership.

/(3)/ Includes 1,300,000 shares which Landrica Development Company has the right to acquire within 60 days of April 29, 2002, pursuant to the exercise of warrants.

/(4)/ These securities are owned directly and indirectly by investment advisory client accounts of Westcliff Capital Management, LLC ("Westcliff") and investment limited partnerships of which Westcliff is the general partner and investment adviser. Westcliff disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

/(5)/ Includes 80,000 shares which Mr. Pester has the right to acquire within 60 days of April 29, 2002 pursuant to the exercise of options.

/(6)/ Includes 66,666 shares which Mr. Sexton has the right to acquire and 1,000,000 shares which Evergreen Resources, Inc. has the right to acquire pursuant to the exercise of warrants within 60 days of April 29, 2002. Mr. Sexton disclaims beneficial ownership of the warrant held by Evergreen Resources, Inc.

/(7)/ Includes 20,000 shares which Mr. Tate has the right to acquire within 60 days of April 29, 2002 pursuant to the exercise of options and 14,500 shares owned by the Stanley Tate Revocable Trust for which Mr. Tate serves as trustee.

/(8)/ Includes 850,000 shares which Mr. Venners has the right to acquire within 60 days of April 29, 2002 pursuant to the exercise of options and 66,667 shares pursuant to the exercise of a warrant.

/(9)/ Includes 130,000 shares which Mr. Swenson has the right to acquire within 60 days of April 29, 2002 pursuant to the exercise of options.

/(10)/ Includes an aggregate of 1,100,000 shares which directors and executive officers as a group have the right to acquire within 60 days of April 30, 2001 pursuant to the exercise of options and an aggregate of 1,133,333 shares pursuant to the exercise of warrants. Includes 300,000 shares of which Mr. Cook disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, or 10% stockholders to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of our equity securities and to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such Section 16(a) reports furnished to us and written representations that no other reports were required, we believe that during 2001 all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

Estate of Edward Koppelman

     We are a party to a Royalty Agreement with Edward Koppelman, whereby Mr. Koppelman is entitled to receive a royalty equal to 25% of our worldwide royalty and license fee revenue. The royalty to Mr. Koppelman will cease when the cumulative payments to him reach the sum of approximately $75.2 million. Mr. Koppelman passed away in October 1997 and all his rights and obligations as discussed above are held by his estate. In his will, Mr. Koppelman bequeathed 50% of the royalty stream to Theodore Venners, our Chairman of the Board, Chief Executive Officer and President.

Other

     On May 1, 2000, pursuant to a series of agreements we have with Landrica Development Company, a subsidiary of Black Hills Corporation ("BKH") and others, BKH owns 1.7 million shares of our common stock, has a warrant to purchase 1.3 million additional shares at $3.65 per share (subject to certain adjustments) and has the right to designate one nominee for election to our Board of Directors. As of April 30, 2001, BKH has declined to exercise their right to designate a Board nominee.

     On February 9, 2001, KFx closed a transaction with Evergreen Resources, Inc. ("Evergreen") under which we sold to Evergreen a portion of our Pegasus Preferred Stock investment in Pegasus, representing an approximate 8.8% as converted interest in Pegasus, for $1,500,000. We are obligated to repurchase this preferred stock for $2,000,000 plus 6% of the repurchase price per annum on January 31, 2002, or earlier upon the occurrence of certain events, such as a change in control. Evergreen elected to defer the repurchase date to January 1, 2003. In certain circumstances, Evergreen can elect to exchange its interest in Pegasus, valued at $2,000,000 plus 6% per annum, and any interest in Pegasus subsequently acquired from us, for shares of our common stock at $3.65 per share, subject to certain adjustments. In addition, Evergreen was provided with a five-year warrant to purchase 1,000,000 shares of our common stock at $3.65 per share, subject to certain adjustments. Evergreen's chairman, Mr. Sexton, is a member our Board of Directors.

     During 2000 our company borrowed $550,000 from Mr. Tate, a member of our Board of Directors, of which $400,000 was repaid during 2000. The remaining $150,000 was paid during 2001.

     On March 8, 2001, Theodore Venners purchased a portion of our Pegasus preferred shares, representing an approximate 0.6% as converted interest in Pegasus, for $100,000, subject to our obligation to repurchase the preferred shares for $133,333 plus 6% per annum. Mr. Sexton, in separate transactions on April 10 and on May 25, 2001, purchased a portion of our Pegasus preferred shares, representing an approximate 0.6% as converted interest in Pegasus, for a total of $100,000, subject to our obligation to repurchase the preferred shares for $133,333 plus 6% per annum. Mr. Tate, in separate transactions on May 21 and on November 29,2001, purchased a portion of our Pegasus preferred shares, representing an approximate 0.6% as converted interest in Pegasus, for $100,000, subject to our obligation to repurchase the preferred shares for $133,333 plus 6% per annum. The repurchase obligations mature one year from the date of each sale but may be accelerated under certain circumstances. As part of these transactions, we granted warrants for 66,667 shares to Mr. Venners, 66,666 shares to Mr. Sexton and 66,667 to Mr. Tate to purchase our common stock at $3.65 per share, subject to certain adjustments. The warrants expire five years from the date they were granted. Mr. Venners is our Chairman and Chief Executive Officer and Mr. Sexton and Mr. Tate are members of our Board of Directors.

     During 2000, Mr. Adelstein, our director, extended a $400,000 line of credit, due on demand, at the prime rate of interest plus two percent per annum, to our Pegasus subsidiary. The line of credit is unsecured and the present loan balance is $200,000. In consideration of the line of credit, Mr. Adelstein received warrants to purchase 350,000 shares of Pegasus common stock at a price of $1.07 per share. The warrants expire on July 21, 2003. Our Pegasus subsidiary also borrowed $200,000 from Hills Products Group, Inc., Mr. Adelstein's company, of which $100,000 is presently outstanding, at the prime rate of interest plus two percent per annum, due on demand on an unsecured basis, and personally guaranteed by Theodore Venners, our Chairman.

     During 2001, we extended a $500,000 line of credit to Pegasus, unsecured, due on demand, at the prime rate of interest plus two percent per annum. Pegasus presently owes us $300,000 under the line of credit. We received warrants to purchase 475,000 shares of Pegasus common stock at a price of $1.07 per share. The warrants expire on February 26, 2004.

     On April 16, 2001, Mr. Venners provided Pegasus with a $300,000 unsecured line of credit, due on demand, at the prime rate of interest plus two percent. Mr. Venners received warrants to purchase 285,000 shares of Pegasus common stock at $1.07 per share. The warrants expire April 15, 2004. At April 29, 2002, $150,000 was due under this line of credit.

     We have a consulting agreement with Venners & Company, Ltd. for investor and public relations and governmental affairs services. Venners & Company, Ltd. is controlled by John P. Venners, the brother of Theodore Venners. During 2001, Venners & Company, Ltd. was paid $60,000 in cash for consulting fees. In 2001, John P. Venners was also paid 50,000 shares of our common stock for services provided in 2000 and 20,000 shares for services provided in 2001. Also during 2001, $36,863 was paid to Venners & Company, Ltd. as reimbursement for expenses relating to our business. We also provide office space for Mr. John Venners in Arlington, Virginia. We paid $55,675 for the office space in 2001 but received $32,493 in sub-lease income. The consulting agreement provides for a two-year term, which began January 1, 1994 and is automatically renewable for successive one-year periods, unless either party terminates it. Also, we are obligated to include Venners & Company, Ltd. in any cash-based employee benefit programs of ours. During 2001, we paid medical insurance premiums of $7,818 for an employee of Venners & Company, Ltd.

     We have a stock purchase agreement dated March 4, 1997, with Mr. Theodore Venners, which gives us the option to purchase up to $5 million of our common stock held by Mr. Venners at fair market value upon Mr. Venners' death. We own a $5 million key man life insurance policy on the life of Mr. Venners.

                                 PROPOSAL NO. 2

                   RATIFICATION AND APPROVAL OF THE COMPANY'S
                   ------------------------------------------

                           2002 STOCK INCENTIVE PLAN
                           -------------------------

General

     The Company's stockholders are being asked to ratify and approve the action of the Board of Directors adopting the Company's 2002 Stock Incentive Plan (the "2002 Plan"). The number of shares of Common Stock reserved for issuance under the 2002 Plan is 2,000,000. In the following discussion of the 2002 Plan capitalized terms have the same meanings as defined in the 2002 Plan, unless otherwise noted.

     Ratification and approval of the proposal require the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

     The 2002 Plan is intended to enable the Company and its Related Entities to enhance their ability to provide employees with meaningful awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase stockholder value by further aligning the interests of employees, directors and consultants with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long-term success is dependent upon the ability of the Company and its Related Entities to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company and its Related Entities. Participation in the 2002 Plan is open to employees, directors and consultants and the Company selects participants based on performance and contribution. The number of shares reserved for issuance under the 2002 Plan is intended to support the Company's requirements for current and future employees, directors and consultants and to allow a broad distribution of options for employees.

     As of the date of this Proxy Statement, no employee, director or consultant has been granted any options under the 2002 Plan. The benefits to be received pursuant to the 2002 Plan by the Company's directors, executive officers and employees are not determinable at this time

                   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
                           VOTE "FOR" PROPOSAL NO. 2

     A general description of the principal terms of the 2002 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2002 Plan, a copy of which is attached as Annex A.

General Description

     The 2002 Plan was adopted by the Board of Directors in March 2002. The 2002 Plan provides for the grant of options, SARs, dividend equivalent rights, restricted stock and awards which may be earned in whole or in part upon attainment of performance criteria established by the 2002 Plan administrator.

     The 2002 Plan is administered, with respect to grants to directors, officers, consultants, and other employees, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act. The Board may authorize one or more officers to grant awards, subject to certain limitations, to employees or consultants who are neither directors nor officers of the Company.

     The Board may at any time amend, suspend or terminate the 2002 Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code of 1986, as amended (the "Code"), the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein, the Company must obtain stockholder approval of any amendment to the 2002 Plan in such a manner and to such a degree as required.

     Stock options granted under the 2002 Plan may be either incentive stock options ("ISOs") under the provisions of Section 422 of the Code, or nonqualified stock options. ISOs may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than ISOs may be granted to employees, directors and consultants. Under the 2002 Plan, awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     Under the 2002 Plan, ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the 2002 Plan permits the designation of beneficiaries by holders of ISOs. Other awards will be transferable to the extent provided in the award agreement.

     The 2002 Plan authorizes the Administrator to select the employees, directors and consultants of the Company to whom awards may be granted and to determine the terms and conditions of any award; however, the term of an ISO may not be for more than 10 years (or 5 years in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company). The 2002 Plan authorizes the Administrator to grant awards at an exercise price determined by the Administrator. In the case of ISOs, such price cannot be less than 100% (or 110%, in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. In the case of nonqualified stock options, such price cannot be less than 85% of the fair market value of the Common Stock on the date the option is granted. The closing price of the Common Stock as of April 29, 2002 was $2.35. The exercise price is generally payable in cash, check, or, in certain circumstances, with a promissory note, with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of an award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or with shares of Common Stock. The aggregate fair market value of the Common Stock with respect to any ISOs that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

     The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the 2002 Plan. Except as provided in an award agreement, the vesting schedule will be accelerated and all awards will become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction or a Related Entity Disposition unless the awards are assumed by the successor corporation or replaced with comparable awards or a comparable cash incentive program. If a grantee's Continuous Service is terminated without Cause within 12 months after a Corporate Transaction or Related Entity Disposition, however, the grantee's awards will become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights. In the event of a Change in Control that is not a Corporate Transaction, if a grantee's Continuous Service is terminated without Cause within 12 months after such Change in Control, the grantee's awards will immediately become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights. Notwithstanding the foregoing, the Administrator, in its discretion, may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any Corporate Transaction, Change in Control or Related Entity Disposition. Effective upon the consummation of a Corporate Transaction, all outstanding awards under the 2002 Plan will terminate unless assumed by the successor company or its parent. The 2002 Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the award prior to full vesting of the award.

     The Administrator may establish one or more programs under the 2002 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The

Administrator also may establish under the 2002 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Certain Federal Tax Consequences

     The following summarizes only the federal income tax consequences of stock options and shares of restricted stock granted under the 2002 Plan. State and local tax consequences may differ.

     The grant of a nonqualified stock option under the 2002 Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. Subject to the requirements of reasonableness and satisfaction of any withholding obligation, the Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 38.6% and the maximum rate at which long-term capital gains are taxed for most types of property is 20%.

     The grant of an ISO under the 2002 Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of Common Stock. If the optionee does not dispose of the shares within neither two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee (subject to the requirements of reasonableness and perhaps, in the future, the satisfaction of a withholding obligation).

     The "spread" under an ISO -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

     The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. Subject to the requirements of reasonableness and satisfaction of any withholding obligation, the Company is entitled to an income tax deduction in the amount of the income recognized by the recipient. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Internal Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain. The
Section 83(b) election must be made within thirty days from the time the restricted stock is issued to the recipient.

                                 PROPOSAL NO. 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
              ----------------------------------------------------

     The Board, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ended December 31, 2002. PricewaterhouseCoopers has served as our independent accountants since the fiscal year ended December 31, 1992. Representatives of PricewaterhouseCoopers will be present at the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

     Although it is not required to do so, the Board is submitting its selection of our independent accountants for ratification by our stockholders at the meeting in order to ascertain the views of stockholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.

Auditor Independence Assessment

     In addition, the Audit Committee has discussed with the independent accountants independence from us and our management, including matters in the written disclosures and letters provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

                             Audit Committee Report

     The Audit Committee has discussed with our independent accountants, PricewaterhouseCoopers, the overall scope and plans for their audit. The
Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examination as well as the overall quality of our financial reporting.

     The Audit Committee has additionally considered whether the provision of non-audit services from the independent accountants is compatible with maintaining their independence. The Committee used two guiding principles in considering the appropriateness of the non-audit services in maintaining the independence of the accountants: (1) whether the non-audit services facilitate the performance of the audit, improve our financial reporting process, or are otherwise in the public interest, and (2) whether our stockholders and investors would reasonably conclude the accountants' non-audit services would impair the accountants' ability to exercise objective and impartial judgment on all issues encompassed within the accountants' engagement and responsibility.

     During July of 2001, in preparation for the audit of our financial statements for the year ended December 31, 2001, the Audit Committee met and held discussions with management and with our independent accountants. In April of 2002, the Audit Committee reviewed the audited financial statements contained in our Annual Report on Form 10-K/A for the year ended December 31, 2001. The Chairman of the Audit Committee reviewed and discussed such financial statements with management and with PricewaterhouseCoopers. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by various Statements on Auditing Standards regarding Communications with Audit Committees.

     In reliance on the reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended, the selection of the Company's independent accountants for the fiscal year ended December 31, 2002.

                 The Audit Committee of the Board of Directors
                           Stanley G. Tate, Chairman
                                Vincent N. Cook
                                David H. Russell


Auditor Fees

     The aggregate fees billed by our auditors for the prior fiscal year are as follows:

Audit Fees. The aggregate fees for the audit of our financial statements and review of interim statements, for the fiscal year ending December 31, 2001 were $134,200. The fees included a separate audit of the financial statements of our subsidiary, Pegasus Technologies, Inc., for the year ended December 31, 2001. During 2001, we were billed $162,164, of which $50,000 relates to the 2001 audit and the remainder to the 2000 audit.

Financial Information Systems Design and Implementation Fees. The Company did not incur any auditor fees for information technology consulting services.

Other Fees. The aggregate auditor fees for all other professional services, excluding Audit Fees and Financial Information Systems Design and Implementation Fees, identified above, for the fiscal year ending December 31, 2001 were $145,810. These fees are comprised primarily of tax planning services, tax compliance services and the audit of the Pavilion power optimization business segment acquired in July 2001.

      OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3

                            SOLICITATION OF PROXIES
                            -----------------------

  This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting, which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by us. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material. In addition, we have retained our transfer agent, Interwest Transfer Company, Inc., to solicit proxies from stockholders by mail, in person and by telephone. We will pay Interwest a fee of $1,300 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

                                 ANNUAL REPORT
                                 -------------

     Our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001, together with a letter from Mr. Theodore Venners, our Chairman of the Board of Directors, Chief Executive Officer and President, has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K/A, for the year ended December 31, 2001, as filed with the Securities and Exchange Commission. Requests should be addressed to the Investor Relations Department, 3300 East First Avenue, Suite 290, Denver, Colorado 80206. Also, such report may be obtained from our Internet homepage at http://www.kfx.com.

                                 OTHER MATTERS
                                 -------------

     We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
                 ---------------------------------------------

     Any stockholder who intends to submit a proposal at the 2003 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 31, 2002. Rule 14a-4 of the SEC's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's by-laws. Our by-laws do not contain such an advance notice provision. Accordingly, for our 2003 Annual Meeting of Stockholders, stockholders' written notices must be received by us before March 16, 2003.
Such proposals should be sent to Rudolph G. Swenson, our Secretary, at 3300 East First Avenue, Suite 290, Denver, Colorado 80206.

                        NOTICE TO BANKS, BROKER-DEALERS
                     AND VOTING TRUSTEES AND THEIR NOMINEES
                     --------------------------------------

     Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

     It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

                              By Order of the Board of Directors



                              Rudolph G. Swenson
                              Secretary

Denver, Colorado
April 29, 2002

PROXY STATEMENT  - ANNEX
April 29, 2002

                                    KFX INC.

                           2002 STOCK INCENTIVE PLAN


      1.   Purposes of the Plan. The purposes of this Stock Incentive Plan are
           --------------------
to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

      2.   Definitions. As used herein, the following definitions shall apply:
           -----------

           (a)   "Administrator" means the Board or any of the Committees
                  -------------
appointed to administer the Plan.

           (b)   "Affiliate" and "Associate" shall have the respective meanings
                  ---------       ---------
ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

           (c)   "Applicable Laws" means the legal requirements relating to the
                  ---------------
administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

           (d)   "Award" means the grant of an Option, SAR, Dividend Equivalent
                  -----
Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

           (e)   "Award Agreement" means the written agreement evidencing the
                  ---------------
grant of an Award executed by the Company and the Grantee, including any amendments thereto.

           (f)   "Board" means the Board of Directors of the Company.
                  -----

           (g)   "Cause" means, with respect to the termination by the Company
                  -----
or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iv) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

           (h)   "Change in Control" means a change in ownership or control of
                  -----------------
the Company effected through either of the following transactions:

                 (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company- sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                 (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

           (i)   "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

           (j)   "Committee" means any committee appointed by the Board to
                  ---------
administer the Plan.

           (k)   "Common Stock" means the common stock of the Company.
                  ------------

           (l)   "Company" means KFx Inc., a Delaware corporation.
                  -------

           (m)   "Consultant" means any person (other than an Employee or a
                  ----------
Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

           (n)   "Continuing Directors" means members of the Board who either
                  --------------------
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

           (o)   "Continuous Service" means that the provision of services to
                  ------------------
the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

           (p)   "Corporate Transaction" means any of the following
                  ---------------------
transactions:

                 (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                 (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                 (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                 (iv) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

           (q)   "Covered Employee" means an Employee who is a "covered
                  ----------------
employee" under Section 162(m)(3) of the Code.

           (r)   "Director" means a member of the Board or the board of
                  --------
directors of any Related Entity.

           (s)   "Disability" means that a Grantee is permanently unable to
                  ----------
carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

           (t)   "Dividend Equivalent Right" means a right entitling the Grantee
                  -------------------------
to compensation measured by dividends paid with respect to Common Stock.

           (u)   "Employee" means any person, including an Officer or Director,
                  --------
who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

           (v)   "Exchange Act" means the Securities Exchange Act of 1934, as
                  ------------
amended.

           (w)   "Fair Market Value" means, as of any date, the value of Common
                  -----------------
determined as follows:

                 (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                 (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

           (x)   "Grantee" means an Employee, Director or Consultant who
                  -------
receives an Award pursuant to an Award Agreement under the Plan.

           (y)   "Incentive Stock Option" means an Option intended to qualify as
                  ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

           (z)   "Non-Qualified Stock Option" means an Option not intended to
                  --------------------------
qualify as an Incentive Stock Option.

           (aa)  "Officer" means a person who is an officer of the Company or a
                  -------
Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (bb)  "Option" means an option to purchase Shares pursuant to an
                  ------
Award Agreement granted under the Plan.

           (cc)  "Parent" means a "parent corporation," whether now or hereafter
                  ------
existing, as defined in Section 424(e) of the Code.

           (dd)  "Performance - Based Compensation" means compensation
                  --------------------------------
qualifying as "performance-based compensation" under Section 162(m) of the Code.

           (ee)  "Performance Shares" means Shares or an Award denominated in
                  ------------------
Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

           (ff)  "Performance Units" means an Award which may be earned in whole
                  -----------------
or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

           (gg)  "Plan" means this 2002 Stock Incentive Plan.
                  ----

           (hh)  "Related Entity" means any Parent, Subsidiary and any business,
                  --------------
corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

           (ii)  "Related Entity Disposition" means the sale, distribution or
                  --------------------------
other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

           (jj)  "Restricted Stock" means Shares issued under the Plan to the
                  ----------------
Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

           (kk)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
                  ----------
Act or any successor thereto.

           (ll)  "SAR" means a stock appreciation right entitling the Grantee to
                  ---
Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

           (mm)  "Share" means a share of the Common Stock.
                  -----

           (nn)  "Subsidiary" means a "subsidiary corporation," whether now or
                  ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.    Stock Subject to the Plan.
           -------------------------

           (a) Subject to the provisions of Section 10, below, the maximum hereafter aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is two million (2,000,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

           (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.    Aministration of the Plan.
           --------------------------

           (a)   Plan Administrator.
                 ------------------

                 (i)   Administration with Respect to Directors and Officers.
                       -----------------------------------------------------
With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                 (ii)  Administration With Respect to Consultants and Other
                       -----------------------------------------------------
Employees. With respect to grants of Awards to Employees or Consultants who are
---------
neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                 (iii) Administration With Respect to Covered Employees.
                       ------------------------------------------------
Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                 (iv)  Administration Errors.  If an Award is granted in a
                       ---------------------
manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

           (b)   Powers of the Administrator.  Subject to Applicable Laws and
                 ---------------------------
the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                 (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                 (ii) to determine whether and to what extent Awards are granted hereunder;

                 (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                 (iv) to approve forms of Award Agreements for use under the Plan;

                 (v) to determine the terms and conditions of any Award granted hereunder;

                 (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                 (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

                 (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                 (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

           (c)   Effect of Administrator's Decision.  All decisions,
                 ----------------------------------
determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

    5.     Eligibility.  Awards other than Incentive Stock Options may be
           -----------
granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

    6.     Terms and Conditions of Awards.
           ------------------------------

           (a)   Type of Awards.  The Administrator is authorized under the Plan
                 --------------
to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

           (b)   Designation of Award.  Each Award shall be designated in the
                 --------------------
Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any

Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

           (c)   Conditions of Award.  Subject to the terms of the Plan, the
                 -------------------
Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

           (d)   Acquisitions and Other Transactions.  The Administrator may
                 -----------------------------------
issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

           (e)   Deferral of Award Payment.  The Administrator may establish one
                 -------------------------
or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

           (f)   Award Exchange Programs.  The Administrator may establish one
                 -----------------------
or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

           (g)   Separate Programs.  The Administrator may establish one or more
                 -----------------
separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

           (h)   Early Exercise.  The Award Agreement may, but need not, include
                 --------------
a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

           (i)   Term of Award.  The term of each Award shall be the term stated
                 -------------
in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

           (j)   Transferability of Awards.  Incentive Stock Options may not be
                 -------------------------
sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

           (k)   Time of Granting Awards.  The date of grant of an Award shall
                 -----------------------
for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     7.    Award Exercise or Purchase Price, Consideration, Taxes and Reload
           -----------------------------------------------------------------
Options.
-------

           (a)   Exercise or Purchase Price.  The exercise or purchase price, if
                 --------------------------
any, for an Award shall be as follows:

                 (i)   In the case of an Incentive Stock Option:

                       (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                       (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                 (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

                 (iii) In the case of other Awards, such price as is determined by the Administrator.

                 (iv)  Notwithstanding the foregoing provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

           (b)   Consideration.  Subject to Applicable Laws, the consideration
                 -------------
to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                 (i)   cash;

                 (ii)  check;

                 (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                 (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                 (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                 (vi)  any combination of the foregoing methods of payment.

           (c)   Taxes.  No Shares shall be delivered under the Plan to any
                 -----
Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

           (d)   Reload Options.  In the event the exercise price or tax
                 --------------
withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

           8.    Exercise of Award.
                 -----------------

                 (a)   Procedure for Exercise; Rights as a Stockholder.
                       -----------------------------------------------

                       (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                       (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10 below.

           (b)   Exercise of Award Following Termination of Continuous Service.
                 -------------------------------------------------------------

                 (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                 (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                 (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

           (c)   Buyout Provisions.  The Administrator may at any time offer to
                 -----------------
buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

     9.    Conditions Upon Issuance of Shares.
           ----------------------------------

           (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10.   Adjustments Upon Changes in Capitalization.  Subject to any required
           ------------------------------------------
action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

    11.    Corporate Transactions/Changes in Control/Related Entity
           --------------------------------------------------------
Dispositions/Buyout.  Except as may be provided in an Award Agreement:
-------------------

           (a) In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if the Awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof. In addition, an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer corporation for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor company without Cause within twelve (12) months of the Corporate Transaction. The determination of Award comparability above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

           (b) Following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately upon the termination of such Continuous Service.

           (c) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer entity for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor entity without Cause within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

           (d) Notwithstanding the foregoing, the Administrator, in its discretion, may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration and release, with respect to any Corporate Transaction, Change in Control or Related Entity Disposition.

           (e) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

    12.    Effective Date and Term of Plan.  The Plan shall become effective
           -------------------------------
upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

    13.    Amendment, Suspension or Termination of the Plan.
           ------------------------------------------------

           (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

           (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

           (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

    14.    Reservation of Shares.
           ---------------------

           (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

           (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    15.    No Effect on Terms of Employment/Consulting Relationship.  The Plan
           --------------------------------------------------------
shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

    16.    No Effect on Retirement and Other Benefit Plans.  Except as
           -----------------------------------------------
specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

    17.    Stockholder Approval.  The grant of Incentive Stock Options under the
           --------------------
Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                          [FRONT OF PROXY VOTING CARD]

                                     PROXY
                                    KFX INC.
           3300 East First Avenue, Suite 290, Denver, Colorado 80206

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of KFx Inc. (the "Company") hereby appoints Patrick S. Flaherty and Rudolph G. Swenson, or either of them with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Friday, June 14, 2002 at 10:00 a.m. local time at the executive offices of the Company, 3300 East First Avenue, Suite 290, Denver, Colorado 80206, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

Proposal No. 1 - Election of Directors

[_]  FOR the nominees listed below.
[_]  WITHHOLD AUTHORITY to vote for the nominees for director listed below.
[_] FOR the nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.
                      Nominees:
                           Jack C. Pester
                           James S. Pignatelli
                           Theodore Venners

Proposal No. 2 - Ratification and Approval of 2002 Stock Incentive Plan
            [_] FOR          [_] AGAINST        [_] ABSTAIN

Proposal No. 3 - Ratification of Selection of Independent Accountants
            [_] FOR          [_] AGAINST        [_] ABSTAIN

Proposal No. 4 - To transact such other business as may properly be brought before the meeting and any postponements, continuations or adjournments thereof.

                          [BACK OF PROXY VOTING CARD]

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors, "FOR" the ratification and approval of the Company's 2002 Stock Incentive Plan and "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any postponements, continuations or adjournments thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                        DATED:  ______________, 2002

                      (Label)           ____________________________
                                        (Stockholder's Signature)

                                        ___________________________
                                        (Stockholder's Signature)


Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears on this card. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer and affix corporate seal.

                                       2